Exhibit 99.2 FREEDOM-DM1 15 mg/kg Cohort Data Update September 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements regarding the potential of our EDO platform to deliver higher levels of oligonucleotide to the nuclei, the therapeutic potential and safety profile of PGN-EDODM1 based on data from the 5, 10 and 15 mg/kg cohorts of the FREEDOM-DM1 study, our expectations regarding the potential for significant correction of mis-splicing with more doses of PGN-EDODM1 over a longer treatment period to potentially provide improved functional benefit for patients with DM1, the design, initiation and conduct of clinical trials, including expected timelines for our FREEDOM2-DM1 trial, and ongoing and planned regulatory interactions. Any forward-looking statements in this presentation are based on current expectations, estimates and projections only as of the date of this presentation and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: delays or failure to successfully initiate or complete our ongoing and planned development activities for our product candidates, including PGN-EDODM1; our ability to enroll patients in our clinical trials, including FREEDOM2, that our interpretation of clinical and preclinical study results may be incorrect, or that we may not observe the levels of therapeutic activity in clinical testing that we anticipate based on prior clinical or preclinical results, including for PGN-EDODM1; our product candidates, including PGN-EDODM1, may not be safe and effective or otherwise demonstrate safety and efficacy in our clinical trials; adverse outcomes from our regulatory interactions, including delays in regulatory review, clearance to proceed or approval by regulatory authorities with respect to our programs, including clearance to commence planned clinical studies of our product candidates, or other regulatory feedback requiring modifications to our development programs, including in each case with respect to our including FREEDOM2 clinical trial; changes in regulatory framework that are out of our control; our ability to obtain, maintain and protect our intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; competition from others developing therapies for the indications we are pursuing; unexpected increases in the expenses associated with our development activities or other events that adversely impact our financial resources and cash runway; and our dependence on third parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks concerning PepGen's programs and operations are described in our most recent filings with the SEC. PepGen explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. This presentation discusses PGN-EDODM1, an investigational therapy, that has not been approved for use in any country, and is not intended to convey conclusions about their efficacy or safety. There is no guarantee that PGN-EDODM1 or any other investigational therapy will successfully complete clinical development or gain regulatory authority approval. 2

Myotonic Dystrophy Type 1 Overview and EDO Platform

DM1 Pathology Due to Spliceopathy: PGN-EDODM1 Produces Unprecedented Splicing Correction in DM1 Patients Mis-Splicing is the Known Cause of DM1 FREEDOM STUDY GOALS: Highest Splicing Correction Ever Reported in Patients PRIMARY: SAFETY • 53.7% mean splicing correction observed following single 15 ❑ Favorable emerging safety profile mg/kg dose • 100% of patients in 15 mg/kg cohort demonstrated splicing EXPLORATORY: PD (SPLICING) correction ❑ Unprecedented splicing correction • Repeat doses of PGN-EDODM1 could deliver greater splicing achieved with single dose correction Splicing correction comparison is based on cross trial comparisons for exploratory purposes 4

Myotonic Dystrophy Type 1 Overview and Unmet Medical Need


Jubal, retired professor living with DM1

Overview

- CUG expansion in the *DMPK* gene
- Onset of symptoms variable- childhood to adulthood
  - Myotonia
  - Muscle weakness
  - Cardiac arrythmias
  - Loss of lung function
  - Fatigue
- Average life expectancy is 50-60 years for non-congenital forms of DM1

Market Opportunity

- U.S. and EU over 115,000 patients
- No approved therapies that address underlying cause of the disease

PepGen™

Sources: Neuroepidemiology (2022) 56 (3): 163–173., Neurology 2021 Feb 16;96(7):e1045-e1053
CUG: cytosine-uracil-guanine; *DMPK*: dystrophia myotonica protein kinase

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DM1 is Caused by Pathogenic CUG Repeats in DMPK RNA DM1 is caused by pathogenic DMPK transcripts • Approximately 50% of DMPK transcripts are pathogenic while the remaining 1 DMPK transcripts are normal Trapped • Pathogenic DMPK transcripts containing MBNL1 is cytosine-uracil-guanine (CUG) repeat inactive and sequences form hairpin loops results in • These hairpin loops trap MBNL1 mis-splicing proteins • MBNL1 is a splicing factor required for processing multiple RNAs into proteins accurately Bound MBNL1 (inactive) DMPK transcript 6 1. Wojciechowska, et al., Quantitative Methods to Monitor RNA Biomarkers in Myotonic Dystrophy, Nature, April 12, 2018

PGN-EDODM1 Blocking Approach Targets Only the Pathogenic DMPK RNA PGN-EDODM1 binds selectively to the pathogenic DMPK transcript • PGN-EDODM1 is engineered to bind selectively to the pathogenic CUG repeat expansion present in Liberated DMPK transcript MBNL1 • This reduces the ability of these restores CUG repeats to form hairpin correct loops and sequester RNA splicing splicing proteins, including MBNL1, in the nucleus Free MBNL1 (active) PGN-EDODM1 Bound MBNL1 (inactive) 7

FREEDOM-DM1 Overview and Results

FREEDOM: Phase 1 PGN-EDODM1 Single-Ascending Dose Study Design

Freedom
DM1

FREEDOM Phase 1

Study Overview

Multinational, randomized, double-blind, placebo-controlled SAD study in patients

Single IV administration of PGN-EDODM1

Muscle biopsies in tibialis anterior at Baseline, Day 28, Week 16

Safety, PK, correction of mis-splicing, initial functional assessments

Single Dose PGN-EDODM1 or Placebo (randomized 3:1)



Dosed
n=8
15 mg/kg or PBO¹
Baseline
Biopsy
DSMB
D28
Biopsy
Wk 16*
Biopsy
n=8
10 mg/kg or PBO
Baseline
Biopsy
DSMB
D28
Biopsy
Wk 16
Biopsy
n=8
5 mg/kg or PBO
Baseline
Biopsy
DSMB
D28
Biopsy
Wk 16
Biopsy

*Data collection ongoing for 15 mg/kg cohort; data current through Aug 5, 2025
1.15 mg/kg cohort added to expand pharmacokinetic and pharmacodynamic understanding
DSMB: data safety monitoring board; IV: intravenous; PBO: placebo; SAD: single-ascending dose; PK: pharmacokinetics

PGN-EDODM1 dose

PepGen 9

PGN-EDODM1 Produced Mean 53.7% Splicing Correction Following Single 15 mg/kg Dose * Splicing Index Changes: 22-Gene Panel at D28 3.3% 100% of patients in the 15 mg/kg -12.3% cohort responded to treatment with -29.1% PGN-EDODM1 -53.7% 1 2 3 Placebo 5 mg/kg 10 mg/kg 15 mg/kg * Provenzano et al., The Splice Index as a (n=5) (n=6) (n=4) (n=6) prognostic biomarker of strength and function in myotonic dystrophy type 1, J Clin. Invest. 2025 1. Placebo n=5 as biopsies were not obtained from one of the cohort 3 placebo patients due to biopsy associated complications on day 0. 2. One subject at 10 mg/kg biopsy was not collected at day 28 due to pseudoaneurysm in connection with biopsy and one participant’s splicing index fell 10 below the pre-specified assay range at baseline and at day 28 (indicating no detectable mis-splicing) 3. One subject at 15mg/kg received 77% of the dose and was still included in the splicing index change analysis for the cohort Improvement % Mean change from baseline

Robust, Greater Than Dose-Proportional Increase in Muscle Tissue Concentration Following Single Dose Muscle Tissue Concentration at D28 Mean TA muscle 300 200 160.6 100 13.7 44.1 0 * 1 5 mg/kg 10 mg/kg 15 mg/kg * (n=6) (n=5) (n=5) 1. One subject at 10 mg/kg did not have biopsy collected at day 28 and was excluded from tissue quant analysis 11 *One subject at 15mg/kg received 77% of the full dose. Due to limited amount of biopsy, one subject at 15 mg/kg was excluded from tissue quant analysis Concentration (ng/g) Mean ± SE

Favorable Emerging Safety Profile of PGN-EDODM1

PGN-EDODM1 Generally Well-Tolerated at 15 mg/kg: *

- All treatment related TEAEs were mild or moderate in severity
  - All renal biomarker-related AEs were asymptomatic, transient (~48hrs) and resolved without intervention
- No electrolyte-related adverse events
- No treatment-related SAE
- No interventions required[1]
- No discontinuations
- Transient and reversible kidney biomarker movement in 1 patient qualified as a DLT as defined by the protocol and resolved without intervention; classified as a mild AE
- 1 moderate injection site reaction led to partial dose[2]
- 1 SAE related to biopsy procedure – unrelated to PGN-EDODM1
  - Tibial arterial pseudoaneurysm – alternative biopsy needle now employed in study

Cohorts Include Placebo & Active

Summary of Treatment Emergent Adverse Events (TEAEs)	5 mg/kg (n=8)* n(%)	10 mg/kg (n=8)* n(%)	15 mg/kg (n=8)* n(%)
Any related TEAE	1 (13)	3 (38)	4 (50)
• Mild/Moderate • Severe	1 (13) 0	2 (25) 1 (13)	4 (50) 0 (0)
Any Serious Adverse Event (SAE)	1 (13)	2 (25)	1 (13)
Any related SAE	0	1 (13)	0 (0)
Any TEAE leading to study withdrawal, dose modification or dose interruption	0	0	1
Any TEAE leading to death	0	0	0

PepGen™

*Data collection ongoing for 15 mg/kg cohort; data current through Aug 5, 2025
1. With the exception of 1 patient who received oral OTC antihistamines
2. Data Safety Monitoring Board reviewed AE and recommended continuation of study/dosing

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PGN-EDODM1 Continues to Demonstrate Favorable Safety Profile

PGN-EDODM1 Serum Creatinine in FREEDOM*


serum creatinine (mg/dL)
Mean ± SE
4
3
2
1
0
ULN(M)
ULN(F)
Baseline
D1 12 Hr
D2
D3
D7
D14
D28
Wk16 / EOS
5 mg/kg (n=8)
10 mg/kg (n=8)
15 mg/kg (n=8)

KEY TAKEAWAYS:

- All kidney AEs were transient and mild or moderate
- No interventions required for kidney AEs
- No patients withdrew from study
- No hypomagnesemia observed at any PGN-EDODM1 dose

*Data collection ongoing for 15 mg/kg cohort; data current through Aug 5, 2025
BL: baseline; ULN: upper limit of normal; M: male; F: female

PepGen™
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Functional Outcomes After Single Dose 10-Meter Walk Run Test (10MWRT) at D28 Myotonia (vHOT) at D28 Baseline Day 28 Baseline Day 28 vHOT: video hand opening time 14 Improvement Mean CFB in 10MWRT (sec) Improvement Mean Middle Finger vHOT (sec)

Closing Remarks

PGN-EDODM1 Designed to Address the Underlying Cause of DM1 Safety & Tolerability: Highest Ever Reported Mean Splicing Correction in DM1 • PGN-EDODM1 was • 100% of patients responded to PGN-EDODM1 in 15 mg/kg cohort generally well-tolerated across all doses • More than dose-proportionate increases in splicing correction observed across doses at Day 28 • All drug related TEAEs at 15 mg/kg were mild or • Unprecedented splicing creates potential optionality for clinical dosing moderate in severity and resolved without 53.7% at 15 mg/kg Robust Single-Dose Splicing 1 intervention Correction Supports Evaluation 29.1% at 10 mg/kg of Optimized Dose Regimens in MAD Study 12.3% at 5 mg/kg Splicing correction comparison is based on cross trial comparisons for exploratory purposes 16 1. With the exception of 1 patient who received oral OTC antihistamines

FREEDOM2 Phase 2 MAD Study Underway

Freedom 2
DM1

FREEDOM2 Study Overview

Multinational, randomized, double-blind, placebo-controlled, MAD study open in UK and Canada

IV administration of PGN-EDODM1 or placebo every 4 weeks for a period of 12 weeks

Key endpoints: Safety, PK, correction of splicing, functional assessments: vHOT, hand grip, 10-meter walk run test

OLE open in CA and UK

4 Doses of PGN-EDODM1 or Placebo (randomized 3:1)


*Exploring protocol amendment to dose between 10-15 mg/kg
n=8
TBD mg/kg* or PBO
Biopsy
DSMB
Biopsy
Safety FU
n=8
10 mg/kg or PBO
Biopsy
DSMB
Biopsy
Safety FU
n=8
5 mg/kg or PBO
Biopsy
DSMB
Biopsy
Safety FU
PGN-EDODM1 dose
Currently Dosing

PepGen

DSMB: data safety monitoring board; FU: follow-up; IV: intravenous; MAD: multiple-ascending dose; PBO: placebo; PK: pharmacokinetics; vHOT: video hand opening test; OLE: open label extension

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FREEDOM Study Exceeded Splicing Correction Objectives, Positioning FREEDOM2 for Important Readouts in 2026 FREEDOM STUDY GOALS: PHASE 2 FREEDOM2 (MAD) PRIMARY: SAFETY − Currently dosing 5 mg/kg cohort − 10 mg/kg cohort expected to begin dosing in Q1 2026 ❑ Favorable emerging safety profile EXPLORATORY: PD (SPLICING) UPCOMING PLANNED READOUTS: ❑ Unprecedented splicing correction Q1 2026: FREEDOM2 5 mg/kg clinical results achieved with single dose H2 2026: FREEDOM2 10 mg/kg clinical results Splicing correction comparison is based on cross trial comparisons for exploratory purposes 18